UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                            ________________________



                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

     Date of Report (Date of the earliest event reported): November 14, 2005

                                  Aspyra, Inc.
             (Exact Name of Registrant as Specified in Its Charter)

          California                0-12551                95-3353465
 (State or Other Jurisdiction     (Commission             (IRS Employer
      of Incorporation)           File Number)          Identification No.)

                               26115-A Mureau Road
                               Calabasas, CA 91302
               (Address of Principal Executive Offices) (Zip Code)

                                 (818) 880-6700
              (Registrant's Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))


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Item 7.01      Regulation FD Disclosure.

     On November 14, 2005, Aspyra, Inc. formerly Creative Computer Applications, Inc. issued a press release announcing its operating and financial results for the third fiscal quarter ended September 30, 2005. Due to a clerical error, the filing of this Form 8-K was delayed. A copy of the press release is attached as
Exhibit 99.1 to this report and is incorporated herein by this reference.

     The information furnished under this Item 7.01 ("Regulation FD Disclosure") is intended to be furnished under Item 2.02 ("Results of Operations and Financial Condition"). The information in this Current Report on Form 8-K and the Exhibit attached hereto, shall not be deemed to be "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liabilities of that section. This information will not be incorporated by reference into a filing under the Securities Act or into another filing under the Exchange Act, unless that filing expressly refers to specific information in this report.

Except for historical information contained in the press release attached as an exhibit hereto, the press release contains forward-looking statements, which involve certain risks and uncertainties that could cause actual results to differ materially from those expressed or implied by these statements. Please refer to the cautionary note in the press release regarding these forward-looking statements.


Item 9.01      Financial Statements and Exhibits.

         (c) Exhibits.

     Exhibit
     Number                            Description of Exhibit
     -------   -----------------------------------------------------------------

      99.1 Creative Computer Applications, Inc. Press Release, issued November 14, 2005.


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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


December 15, 2005                        Aspyra, Inc.

                                           /s/ Steven M. Besbeck
                                         ---------------------------------------
                                           Steven M. Besbeck
                                           President and Chief Executive Officer


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                                  EXHIBIT INDEX


     Exhibit
     Number                            Description of Exhibit
     -------   -----------------------------------------------------------------

      99.1 Creative Computer Applications, Inc. Press Release, issued November 14, 2005.


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